Exhibit 99.2

An Isoflavonoid Modulator of Oxidative Metabolism with Therapeutic Potential in Obesity and Diabetes

Timothy J. Kieffer[1], Megan Pugsley[1], Justin Stege[1], Zhenhuan Zheng[1], Brad Hirakawa[1], Bryan Jones[1], Musa M. Mhlanga[2], Laszlo Groh[2], Yavor Yordanov[2], Sandra E. Wiley[3], Patrick M. Boland[4], Heinz-Josef Lenz[5], Tien Lee[1]

[1]Aardvark Therapeutics, San Diego, CA, US. [2]Department of Internal Medicine and Radboud Center for Infectious Diseases, Radboud University Medical Center, Nijmegen, NL. [3]MEI Pharma, San Diego, CA, US. [4]Rutgers Cancer Institute of New Jersey, New Brunswick, NJ, US. [5]University of Southern California Norris Comprehensive Cancer Center, Los Angeles, CA, US.

AardvarkTherapeutics.com

Introduction

Obesity drives cardiometabolic disease, yet durable, scalable therapies remain limited. **WE-868**, a synthetic isoflavonoid, shifts cellular energy metabolism—lowering oxidative phosphorylation (OXPHOS) while increasing glycolytic flux—without evidence of mitochondrial uncoupling.

OCR with WE-868 at High Concentration



Theoretical OCR Changes with Uncoupler[1]



WE-868 does not behave like known Complex 1 Inhibitor



Objectives

Mechanism: Determine whether WE-868 suppresses OXPHOS and enhances glycolysis without increasing proton leak (Seahorse XF; RNA-seq pathway signatures).

Preclinical efficacy/safety: Test prevention and treatment effects on weight, body composition, glycemia, temperature, and histology in HFD/DIO mouse studies.

Clinical signal: Describe weight trajectories and safety signals observed in an open-label Phase 1b mCRC cohort receiving WE-868 with bevacizumab.

Phase 1b Study: Weight Loss in Patients with mCRC

Figure 1. Clinical Phase 1b Schema



A Phase 1b Open-label, Multiple Dose/Schedule Sequential Clinical Study in Patients[2] with Relapsed Metastatic Colorectal Cancer (mCRC) Treated with WE-868 and Bevacizumab (NCT05824559)[3]

Table 1. Adverse Events Considered Related to WE-868 (N=23)

	Grade 1	Grade 2	Grade 3	Grade 4	All Grades[5]
Decreased sodium	1				1 (4.3%)
Atrial fibrillation		1			1 (4.3%)
Fatigue	2	1			3 (13.0%)
Decreased white blood cells	1	1			2 (8.7%)
Constipation		1			1 (4.3%)
Non-cardiac chest pain	1				1 (4.3%)
Nausea		1			1 (4.3%)
Abdominal pain	1	2			3 (13.0%)
Peripheral neuropathy	4				4 (17.4%)
Weakness		2			2 (8.7%)
Chills	1				1 (4.3%)
Hyponatremia				1	1 (4.3%)
Vomiting	1	1			2 (8.7%)
Headache	1				1 (4.3%)
Diarrhea	2	1	1		4 (17.4%)
Decreased neutrophil	1				1 (4.3%)

Figure 2. Summary Of Weight Loss by Cycle



Figure 3. Weight Loss by Subject



WE-868 Modulates Metabolism In Vitro

Seahorse XF Analysis

Mitochondrial stress assay was performed on 30,000 HepG2 cells, seeded in quintuplicate into each well of a 96-well Seahorse assay plate, and allowed to adhere overnight. They were treated of WE-868 (0, 0.01, 0.05, 0.1, 0.2, and 0.4 µg/ml) for 4h each measurement consisting of three cycles (3 min mix, 2 min wait, 3 min measure). Following 3 baseline measurements, sequential injections of oligomycin (1 µM), FCCP (1,5 µM), and antimycin A/rotenone (2,5/1,25 µM) were performed each with a 3 measurement cycles.

RNA Sequencing

Samples were shipped to Novogene (CRO) for directional mRNA library preparation using poly(A) enrichment. Libraries were sequenced on the NovaSeq X Plus series platform using paired-end 150 bp reads.

Figure 4. Oxygen Consumption Rate (OCR) @ 4 Hours and Low Concentration



Figure 5. Basal Respiration @ 4h



Figure 6. Max Respiration @ 4h



Figure 7. Proton Leak @ 4h



Figure 8. RNA Seq: Negative Regulation of Glycogen Metabolic Process


PRKAG3
PASK
ENPP1
PPP1R3B
GSK3B
GSK3A
SELENOS
GRB10
INPP5K

Figure 9. RNA Seq: Glycophagy


WIPI1
WDR45
WIPI2
ATG2B
ATG2A
ATG3
WDR45B
ATG12
RB1CC1
STBD1

Figure 10. RNA Seq: Cori Cycle



WE-868 Implicated in Microtubule Dynamics

Figure 11. Mutations in Cell Lines Resistant to WE-868 Localize to the Same Binding Site on TUBA1B



Figure 12. Oncolines Profiler: WE-868 Clusters with Other Drugs Targeting Microtubule Dynamics



Study 1: WE-868 Attenuates Weight Gain in Mice on HFD

Table 2. Study 1 Animal Grouping and Dosing Regimen

Group	N	Treatment	Administration	Dose	Diet
1	12	Vehicle	PO, QD	-	Standard Chow[6]
2	12	Vehicle	PO, QD	-	HFD[7]
3	12	WE-868	PO, QD	25 mg/kg	HFD
4	12	WE-868	PO, QD	50 mg/kg	HFD

Figure 13. Study 2 Schema


DEXA &
Blood Draw
Blood Draw
DEXA &
Blood Draw
Baseline
Day 28
Day 56

Body weight was evaluated twice weekly, starting at Day 0. Food and water consumption were recorded three to four times weekly starting at Day 10.

Figure 14. Body Weight Changes in Mice Treated with Vehicle or WE-868 Over 8 Weeks



Figure 15. Change in Body Weight from Baseline[9]



Figure 16. Lean Body Mass[10]



Figure 17. Fat Mass[11]



Table 3. Histology Scores.

		Vehicle (Standard Chow)	Vehicle (HFD)	WE-868 (25 mg/kg)	WE-868 (50 mg/kg)
Liver Ballooning		0	3	0.17	0
Muscle Inflammation		0.17	1	0.33	0.33
TOMM20	Liver	1	0.5	1	1
	Muscle	1	1	0.67	0.58
Citrulline Synthesis	Liver	1.33	0.67	1	1
	Muscle	1	1.17	1	1

0 = Normal
1 = Mild
2 = Moderate
3 = Severe

Study 2: WE-868 Induces Weight Loss in DIO Mice

Table 4. Study 2 Animal Grouping and Dosing Regimen[12]

Group	N	Treatment	Administration	Dose
1	12	Vehicle	PO, QD	-
2	12	Semaglutide	SQ, QD	5 nmol/kg
3	12	WE-868	PO, QD	12.5 mg/kg
4	12	WE-868	PO, QD	25 mg/kg
5	12	WE-868	PO, QD	50 mg/kg

Figure 18. Study 2 Schema[13]


DEXA &
Blood Draw
Temperature
DEXA
IPGTT
Blood Draw
& Temperature
Baseline
Day 14
Day 31
Day 32
Day 45

Body weight was measured 3x weekly; food and water consumption were recorded 2x weekly starting on Day 0.

Figure 19. Body Weight Changes in Mice Treated with Vehicle, Semaglutide, or WE-868 over 5 Weeks[14]



Figure 20. Change in Body Weight from Baseline[15]



Figure 21. Temperature



Figure 22. Intraperitoneal Glucose Tolerance Test (IPGTT)



Figure 23. IPGTT: Total Area Under the Curve[16]



Figure 24. Lean Body Mass[17]



Figure 25. Fat Mass[18]



Conclusions

Patients with mCRC experienced an **average body weight loss >10% over a median of 10 weeks**– exceeding the expected amount.[19]

MoA studies indicates WE-868 suppressed OXPHOS and altered glycolytic flux without increasing proton leak.

Potentially impacting microtubule gene expression and dynamics.


Mitochondria
OXPHOS
ATP
ATP
Folate
Biosynthesis
Microtubule
Folate Cofactors
Serine & Glycine
Purinosome

WE-868 **dose-dependently prevented HFD-induced weight gain** with the higher dose inducing net weight loss.

In DIO mice, **significant weight loss was seen in medium and high-dose WE-868** compared to vehicle, and between high-dose WE-868 and Semaglutide.

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ObesityWeek, November 4-7, 2025

References & Footnotes

1. Divakaruni, A. S., & Jastroch, M. (2022). A practical guide for the analysis, standardization and interpretation of oxygen consumption measurements. Nature metabolism, 4(8), 978–994. https://doi.org/10.1038/s42255-022-00619-4
2. N=23 enrolled, N=21 completed dosing, N=19 used for weight loss analysis.
3. Boland, P. M., Lenz, H. J., Ciombor, K. K., Florou, V., Pishvaian, M. J., Cusnir, M., Cohen, D., Guo, J. Y., Tang, M., Rajagopalan, P., Wiley, S. E., Ghalie, R. G., & Hochster, H. S. (2025). A Phase 1b study of the OxPhos inhibitor ME-344 with bevacizumab in refractory metastatic colorectal cancer. Investigational new drugs, 43(1), 60–68. https://doi.org/10.1007/s10637-024-01489-1
4. ME-344-03 clinical trial data. Company internal data on file.
5. Denominator: N=23 subjects dosed with WE-868 in 28-day cycles in open-label extension.
6. Standard Diet: 2018 Teklad Global 18% Protein, Inotiv, Inc., West Lafayette, IN.
7. High-fat Diet: HFD, 60% kcal from fat; Research Diets No. D12492, Research Diets, Inc., New Brunswick, NJ.
8. **** P < 0.0001, vs the vehicle (HFD) at Day 59.
9. **** P < 0.0001, vs the vehicle (HFD).
10. **** P < 0.0001, vs the vehicle (HFD). $ P < 0.05, and $$$$ P < 0.0001, vs baseline within the same treatment group.
11. **** P < 0.0001, vs the vehicle (HFD). $$ P < 0.01, and $$$$ P < 0.0001, vs baseline within the same treatment group.
12. Two mice in the WE-868 at 50 mg/kg succumbed to excessive body weight loss (>30%).
13. For DEXA taken on Day 31, n=6 for vehicle, semaglutide, and WE-868 (25 and 50 mg/kg). 12.5mg/kg WE-868 group did not undergo DEXA on Day 31. For IPGTT on Day 32, n=6 for all groups. For temperature taken on Day 45, n=6 for vehicle, semaglutide, and WE-868 (25 and 50 mg/kg), and n=12 WE-868 (12.5 mg/kg).
14. * P < 0.05, **** P < 0.0001, vs the vehicle at Day 39.
15. ** P < 0.01, **** P < 0.0001, vs the vehicle.
16. ** P < 0.01, *** P < 0.001, **** P < 0.0001, vs the vehicle.
17. $ P < 0.05, and $$ P < 0.01, vs baseline within the same treatment group.
18. * P < 0.05, ** P < 0.01, and **** P < 0.0001, vs the vehicle. $$ P < 0.01, and $$$$ P < 0.0001, vs baseline within the same treatment group.
19. Guercio BJ, Zhang S, Venook AP, Ou FS, Niedzwiecki D, Lenz HJ, et al. Body Mass Index and Weight Loss in Metastatic Colorectal Cancer in CALGB (Alliance)/SWOG 80405. JNCI Cancer Spectr. 2020;4(3):pkaa024.